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                                                               [Conformed copy]






                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




                      October 19, 2000 (October 19, 2000)
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               Date of Report (Date of earliest event reported)



                             FORTUNE BRANDS, INC.
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            (Exact name of registrant as specified in its charter)



      Delaware                   1-9076                       13-3295276
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(State or other jurisdiction    (Commission                 (IRS Employer
      of incorporation)        File Number)               Identification No.)



     300 Tower Parkway, Lincolnshire,  Illinois                  60069
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     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------
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                   INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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         Registrant's press release dated October 19, 2000 is filed herewith as Exhibit 20 and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.
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         (c)  Exhibits.
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              20.   Press release of Registrant dated October 19, 2000.


                                   SIGNATURE
                                   ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              FORTUNE BRANDS, INC.
                                              ---------------------
                                                 (Registrant)



                                              By   /s/ C. P. Omtvedt
                                                  ----------------------------
                                                  C. P. Omtvedt
                                                  Senior Vice President and
                                                  Chief Financial Office
Date:  October 19, 2000
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                                 EXHIBIT INDEX



                                                      Sequentially
Exhibit                                               Numbered Page
-------                                               -------------


20.      Press release of Registrant dated
         October 19, 2000.